Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Clockwise U.S. Core Equity ETF

Ticker: TIME

listed on NYSE Arca, Inc.

September 22, 2026

Supplement to the Summary Prospectus,

dated December 29, 2025, as previously supplemented

Effective immediately, in the Fund Summary section of the Prospectus, under the “Portfolio Attributes” heading, the last paragraph under that heading, which begins with “The Fund’s investments include small, medium, and large capitalization companies…”, is deleted in its entirety and replaced with the following:

The Fund’s investments include small, medium, and large capitalization companies, with the Sub-Adviser focusing on investing in companies with market capitalization greater than $1 billion. Under normal market conditions, the Fund generally holds 25 to 75 positions, with conviction weighted allocations of approximately 1% to 10% of net assets each. The number of positions and their weights may vary based on market conditions and the availability of attractive investment opportunities. During periods of extreme volatility or other market turbulence, the number of positions and their weights may temporarily vary significantly from these ranges. New positions may be scaled as conviction strengthens. The Sub-Adviser’s highest conviction holdings are those expected to provide the most favorable risk reward opportunities over multiple time horizons, including quarterly, annual, and on a multi-year basis.

Please retain this Supplement for future reference.

1